UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2006

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Gaming Partners International Corporation (GPIC) today issued a press release reporting that GPIC has signed a contract with Macau Galaxy Group for the supply of gaming plaques to be supplied to the group’s flagship casino, Starworld Casino. The press release is furnished as Exhibit 99.1.  The information in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.        Press release dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date: May 18, 2006
	By:	/s/ Melody Sullivan
Melody Sullivan Chief Financial Officer